Exhibit 10.1 -- Retirement Agreement with Robert E. Yates


                              RETIREMENT AGREEMENT

     THIS RETIREMENT AGREEMENT is made the 28th day of July, 1998, and effective May 20, 1998 by and between Robert E. Yates (hereinafter referred to as "Yates") and Community Bank Shares of Indiana, Inc., (hereinafter referred to as "CB")

                                    PREMISES
                                    --------
         A. Yates, who served as Chief Executive Officer of CB, and as Chief Executive Officer of its principal bank subsidiary, Community Bank of Southern Indiana, has requested retirement and a retirement benefit package.

         B. CB has agreed to the retirement and the retirement package in exchange for Yates agreeing not to work for any other lending institution or mortgage brokerage house.
         C.      CB's business activities are regional.
         NOW THEREFORE, in consideration of these PREMISES, and the agreements and terms hereof, the sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Effective Date: Yates shall retire as of May 20, 1998, and the benefits and terms as set out herein shall start as of that date.

         2. Retirement Monies: From June 1, 1998 through May 1, 2003, Yates shall be paid the sum of Fifty Thousand Dollars and 00/100 Dollars ($50,000.00) per year. Such amount to be paid to Yates on monthly installment on the first business day of each month during this period.

         3. Medical Insurance: CB shall permit Yates to participate in CB's group health insurance plan for the five-year term of this Agreement, at no cost to Yates; provided, in the event that participation in the health plan is prohibited by the terms of the plan, CB shall arrange to provide Yates with benefits substantially similar to those which Yates would have received were he permitted to participate in the plan. In the event that Yates decides to request coverage under the company health plan for his wife, Yates shall pay the premium or costs associated with such additional coverage.

         4.     Covenant Not To Compete:
                (a) "Restricted Area", shall mean Clark, Crawford, Floyd, Harrison, Washington, Scott and Jefferson Counties, Indiana and Nelson, Jefferson, Bullitt, Shelby, Spencer, Anderson, Washington, Larue, Hardin and Monroe Counties, Kentucky.
                (b) "Restricted Activity", shall mean any mortgage, installment or commercial banking or lending activities.
                (c) "Restricted Period" shall mean the period starting with the date of this Agreement and continue through the time Yates receives compensation pursuant to this Agreement.
                (d)  With  respect  to  the  respective   Restricted  Areas  and
Restrictive Activities, Yates agrees that he will not, during the Restricted Period, directly or indirectly, be an employee or paid consultant of a company engaged in such activities other than Community Bank Shares or a subsidiary or affiliate thereof within the Restricted Area.

                (e) Yates agrees that if he is in breach of this Agreement, CB shall not be required to make any other payments as provided for in this Agreement.

         5. Prior Employment Agreement: CB and Yates hereby mutually understand and agree that the employment agreement (the "Employment Agreement") dated April 17, 1995, by and among Yates, CB and Community Bank has expired and terminated in accordance with its terms. CB and Yates acknowledge and agree that neither party has any rights, duties or obligations pursuant to the Employment Agreement.

         6. Governing Law: This Agreement shall be governed by, and be construed and enforced in accordance with, the laws of the State of Indiana.

         7.     Miscellaneous:
                (a) Time of the Essence. Time is of the essence for the performance of each and every covenant contained herein.
                (b) Headings. All headings of sections of this Agreement are inserted for convenience only, and do not form part of this Agreement or limit, expand, or otherwise alter the meaning of any provisions hereof.

                (c) Third Party. The provisions of this Agreement are intended to be for the sole benefit of the parties hereto, and their respective successors and assigns, and none of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third party, with the exception of the provisions pertaining to Yates' wife.

                (d) Preparation. This Agreement shall be construed without regard to any presumption or rule requiring construction against the party causing such instrument to be drafted.

                (e) Successors and Assigns; Assignment. This Agreement shall be binding on, and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. Yates may not transfer or assign his rights and duties under this Agreement without CBSI's prior written consent.

                (f) Notices. Any communication to a party required or permitted under this Agreement, including any notice, direction, designation, consent, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally, or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below or at such other address as one such party may be written notice specify to the other party:

         If to Yates:

         Robert E. Yates
         6 Leatherwood Court

         Hilton Head Island, SC  29926

         If to CB:

         Community Bank Shares of Indiana, Inc.
         202 East Spring Street
         New Albany, IN  47150
         Attention:           C. Thomas Young, Chairman


         (g) Withholding. The Company may make such provisions as it deems appropriate for the withholding pursuant to federal or state income tax laws of such amounts as the Company determines it is required to withhold in connection with the payments to be made to the Yates pursuant to this Agreement.

         (h) Waiver. Failure to insist upon strict compliance with any of the terms, covenants or, conditions hereof shall not be deemed a waiver of such terms, covenant or condition. A waiver of any provision of this Agreement must be made in writing, designated as a waiver, and signed by the party against whom its enforcement is sought. Any waiver or relinquishment of any right or power hereunder at any one or more times shall not be deemed a waiver of relinquishment of such right or power at any other time or times.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

COMMUNITY BANK SHARES OF INDIANA, INC.

By:_/s/ C. Thomas Young________       _/s/ Robert E. Yates_________
   C. THOMAS YOUNG, CHAIRMAN                ROBERT E. YATES

STATE OF INDIANA)
                )   SS:
COUNTY OF FLOYD )
          -----

         Before me, a Notary Public, in and for said County and State, personally appeared Robert E. Yates and acknowledge the execution of the foregoing Retirement Agreement to be his free and voluntary act and deed for the uses and purposes expressed therein.

         WITNESS my hand and seal, this 28TH day of July, 1998.

                                       /s/ Theresa L. Matthews
                                           NOTARY PUBLIC
                                           Theresa L. Matthews
                                           PRINTED SIGNATURE

My Commission Expires:                     Resident of Clark County, IN
  December 14, 1998

STATE OF INDIANA  )
                  ) SS:
COUNTY OF FLOYD   )
          --------

         Before me, a Notary Public, in and for said County and State, personally appeared Community Bank of Shares of Indiana, Inc., by its duly authorized Chairman, C. Thomas Young, and acknowledge the execution of the foregoing Retirement Agreement to be its free and voluntary act and deed for the uses and purposes expressed therein.

         WITNESS my hand and seal, this 27th day of July 1998.

                                       /s/ Barbara Hurst
                                           NOTARY PUBLIC
                                           Barbara L. Hurst
                                           PRINTED SIGNATURE

My Commission Expires:                     Resident of Floyd County, IN
  June 22, 1999

THIS INSTRUMENT PREPARED BY:
YOUNG, LIND, ENDRES & KRAFT
CHARLES R. MURPHY ATTORNEY


dm44a : Yates . ret